Supplement to the
Fidelity® SAI U.S. Minimum Volatility Index Fund
December 30, 2017
Summary Prospectus

As of the close of business on February 15, 2019, Fidelity® SAI U.S. Minimum Volatility Index Fund will be renamed Fidelity® SAI U.S. Low Volatility Index Fund and will compare its performance to the Fidelity U.S. Low Volatility Focus Index℠ for periods on and after that date.

As of the close of business on February 15, 2019, the following information will replace similar information for Fidelity® SAI U.S. Minimum Volatility Index Fund found in the “Fund Summary” section under the heading “Principal Investment Strategies”.

  Normally investing at least 80% of assets in U.S. equity securities included in the Fidelity U.S. Low Volatility Focus Index℠, which represents the performance of a broad range of U.S. equities that in the aggregate have lower volatility relative to the broader U.S. equity market.

Similarly, as of the close of business on February 15, 2019, all other applicable references in the registration statement to the MSCI USA Minimum Volatility (USD) Index as part of the fund’s investment strategies are hereby replaced accordingly.

SV1-SUM-18-01 1.9891860.100	September 29, 2018